Filed with the Department
  Microfilm Number ____________________     of State on      July 30, 1996

  Entity Number________________________

                                            Secretary of the Commonwealth


                   COMMONWEALTH OF PENNSYLVANIA
                       DEPARTMENT OF STATE
                        CORPORATION BUREAU

                      ARTICLES OF AMENDMENT
                  DOMESTIC BUSINESS CORPORATION

     In compliance with the requirements of 15 Pa.C.S. section
1915 (relating to articles of amendment) the undersigned business corporation, desiring to amend its Articles, hereby states that:


1.   The name of the corporation is:

          GENERAL PUBLIC UTILITIES CORPORATION

2. The address of its current registered office in this Commonwealth is:

          2800 Pottsville Pike
          Muhlenberg Township
          Berks County, Pennsylvania 19605

3.   The statute by or under which it was incorporated is:

          Business Corporation Law, act of May 5, 1933
               P.L. 364, as amended

4.   The date of its incorporation is: April 2, 1969

5. The amendment shall be effective as of August 1, 1996, at 5:00 p.m.

6. The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. Section 1914(c).

7. The amendment, adopted by the corporation, set forth in full, is as follows:

          "1.  The name of the Corporation is GPU, INC."
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               IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 29th day of July, 1996.

                                             GENERAL PUBLIC UTILITIES
                                               CORPORATION

                                             By:  /s/ James R. Leva

                                             Name: James R. Leva, Chairman



                                             Title:_________________________









































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